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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 16, 2008
                Date of Report (Date of earliest event reported)

                           UNITED SECURITY BANCSHARES
             (Exact Name of Registrant as Specified in its Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

              000-32897                               91-2112732
             (Commission                             (IRS Employer
             File Number)                             Identification No.)

          2126 Inyo Street, Fresno, CA                     93721
     (Address of Principal Executive Office)            (Zip Code)

                                  559-248-4943
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 17, 2008, United Security Bancshares issued a press release updating its October 16, 2008 press release that reported the financial results for the quarter ended September 30, 2008. This update arises from charges to the loan loss reserves due to real estate appraisals of collateral for certain loans received by the Company between October 16, 2008 and the date of the filing of the Form 10-Q for the quarter ended September 30, 2008. A copy of the November 17, 2008 press release is attached, and incorporated herein by reference as
Exhibit 99.1.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits.

EXHIBIT #
99.1   Press release of United Security Bancshares dated November 17, 2008



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         United Security Bancshares


Date: November 17, 2008                   By: /s/ Ken Donahue
                                              ----------------------------------
                                              Senior Vice President &
                                              Chief Financial Officer




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                                  EXHIBIT INDEX



EXHIBIT #         DESCRIPTION
----------        --------------------------------------------------------------
99.1              Press release of United Security Bancshares dated November 17,
                  2008